Exhibit 10.1

AMENDMENT No. 2, dated as of July 13, 2016 (this “Amendment”), to the Credit Agreement dated as of October 23, 2013, among NEWS CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A. and CITIBANK, N.A., as co-administrative agents, JPMCB as Designated Agent (the “Designated Agent”), and the other parties thereto (as amended on October 23, 2015, and as it may be further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 8.01 of the Credit Agreement provides that the Borrower and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Credit Agreement. As of the Amendment No. 2 Effective Date:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of “Adjusted Operating Income” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety with the following:

“Adjusted Operating Income” means, for any period, without duplication, Consolidated Operating Income plus Consolidated depreciation expense plus Consolidated amortization expense, plus all Cash Distributions other than from Subsidiaries plus, to the extent included in Consolidated Operating Income, any non-cash impairments or write-offs of depreciable or amortizable assets relating to property, plant, equipment or intangible assets or impairments or write-offs of goodwill, in each case as determined with respect to the Borrower and its Subsidiaries in accordance with GAAP for such period plus, to the extent included in Consolidated Operating Income, (i) non-cash restructuring expenses and charges (except to the extent representing an accrual for a future cash expenditure) and (ii) other restructuring expenses and charges not to exceed, in the aggregate pursuant to this subclause (ii), the lesser of $100,000,000 and 10% of Adjusted Operating Income in any Rolling Period plus any non-cash costs or expenses incurred by the Borrower or its Subsidiaries pursuant to any management equity plan or stock option plan, plus expenses and charges in connection with the U.K. Newspaper Matters (as described in the Borrower’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013) incurred (i) on or prior to June 30, 2013, or (ii) after June 30, 2013, in an amount not to exceed $300,000,000 in the aggregate plus with respect to any Rolling Period that includes the fiscal quarter ending March 31, 2016, expenses and charges in connection with the News America Marketing matters described in Item 1 of Part II to the Borrower’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, in an amount not to exceed $280,000,000 in the aggregate plus other litigation expenses and charges (net of any income or gains from other litigation during the applicable Rolling Period) not to exceed, in the aggregate, the lesser of $180,000,000 and 20% of Adjusted Operating Income in any Rolling Period minus with respect to any Rolling Period that includes the fiscal quarter ending June 30, 2016, any income or gains from the Zillow settlement for the benefit of the Borrower described in the Borrower’s Current Report on Form 8-K filed with the SEC on June 6, 2016 in an amount not to exceed $125,000,000. For purposes of calculating Adjusted Operating Income for any Rolling Period in connection with the determination of compliance with Section 5.03(a), if during such Rolling Period any member of the Reporting Group shall have made a Material Acquisition or a Material Disposition, Adjusted Operating In-

come for such Rolling Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition or Material Disposition occurred on the first day of such Rolling Period.”

(c) The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by adding the following at the end of clause (d)(ii): “, or (iii) become the subject of a Bail-In Action”.

(d) Article VIII of the Credit Agreement is hereby amended by adding the following Section at the end thereof:

“SECTION 8.19. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

Section 2. Representations and Warranties.

(a) On the date hereof, before and after giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for representations and warranties qualified as to materiality and Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (except to the extent any such representation or warranty specifically relates to an earlier date in which case such representation and warranty shall be accurate in all material respects as of such earlier date).

(b) At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

Section 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 2 Effective Date”) that the following conditions have been satisfied:

(i) The Borrower shall have paid all reasonable and documented out-of-pocket expenses of the Designated Agent (including the reasonable and documented accrued fees and expenses of one primary counsel to the Designated Agent) invoiced at least three Business Days prior to the Amendment No. 2 Effective Date.

(ii) The Designated Agent shall have received on or before the Amendment No. 2 Effective Date executed counterparts to this Amendment from the Borrower and each of the Required Lenders.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 7. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Designated Agent under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as expressly amended hereby. The Borrower reaffirms its obligations under the Loan Documents to which it is party after giving effect to this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import re-

ferring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

Section 8. Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally agrees that Section 8.11 of the Credit Agreement is incorporated herein mutatis mutandis.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

NEWS CORPORATION, as Borrower

By:	/s/ Kevin P. Halpin
	Name:	Kevin P. Halpin
	Title:	SVP, Deputy CFO

[Signature Page to Amendment]

JPMORGAN CHASE BANK. N.A.,
as Designated Agent and a Lender

By:	/s/ Davide Migliardi
	Name:	Davide Migliardi
	Title:	Vice President

[Signature Page to Amendment]

CITIBANK, N.A., as Co-Administrative Agent and a Lender

By:	/s/ Keith Lukasavich
	Name:	Keith Lukasavich
	Title:	Vice President & Director

[Lender Signature Page to Amendment]

COMMONWEALTH BANK OF AUSTRALIA,
(Name of Institution)

By:	/s/ Luke Copley
	Name:	LUKE COPLEY
	Title:	ASSOCIATE DIRECTOR

If a second signature is necessary:

By:
Name:
Title:

[Lender Signature Page to Amendment]

BANK OF AMERICA, N.A.

By:	/s/ Eric Ridgway
	Name:	Eric Ridgway
	Title:	Director

[Lender Signature Page to Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Director

[Lender Signature Page to Amendment]

GOLDMAN SACHS BANK USA,

By:	/s/ Jerry Li
	Name:	Jerry Li
	Title:	Authorized Signatory

[Lender Signature Page to Amendment]

HSBC Bank USA, N.A.

By:	/s/ Catherine Dong
	Name:	Catherine Dong
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Lender Signature Page to Amendment]

Lloyds Bank plc,

By:	/s/ Erin Doherty
	Name:	Erin Doherty
	Title:	Assistant Vice President Transaction Execution Category A D006

By:	/s/ Daven Popat
	Name:	Daven Popat
	Title:	Senior Vice President Transaction Execution Category A P003

[Lender Signature Page to Amendment]

NATIONAL AUSTRALIA BANK,
(Name of Institution)

By:	/s/ Archit Goradia
	Name:	ARCHIT GORADIA
	Title:	DIRECTOR, TELCO., MEDIA & INTERNET GLOBAL INSTITUTIONAL BANKING.

If a second signature is necessary:

By:
Name:
Title:

[Lender Signature Page to Amendment]

Westpac Banking Corporation,

By:	/s/ Richard L. Yarnold
	Name:	Richard L. Yarnold
	Title:	Director

[Lender Signature Page to Amendment]